UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

VISKASE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	3089 (Primary Standard Industrial Classification Code Number)	95-2677354 (IRS Employer Identification No.)

625 Willowbrook Centre Parkway, Willowbrook, Illinois (Address of principal executive offices)	60527 (Zip Code)

(630) 789-4900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 8, 2005, the Board of Directors of Viskase Companies, Inc. (the “Company”) authorized the Company to amend all outstanding Stock Option Agreements (a copy of the form of such agreement is attached hereto as Exhibit 10.1) with officers and employees of the Company under the Viskase Companies, Inc. 2005 Stock Option Agreement. Amendment No. 1 to Stock Option Agreement (a copy of the form of such agreement is attached hereto as Exhibit 10.2) amends certain terms related to the vesting of options under certain circumstances.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Form of Stock Option Agreement, effective as of January 13, 2005.
10.2	Form of Amendment No. 1 to Stock Option Agreement, effective as of April 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISKASE COMANPANIES, INC.
By:	/s/ Gordon S. Donovan
Gordon S. Donovan
Vice President and Chief Financial Officer

Date: April 14, 2005